Notes to the interim condensed consolidated statement of financial position	6 Months Ended
Jun. 30, 2025
Notes to the interim condensed consolidated statement of financial position
Notes to the interim condensed consolidated statement of financial position

Note 4.    Notes to the interim condensed consolidated statement of financial position

4.1Intangible assets

In thousands of euros	Dec. 31, 2024	June 30, 2025
Intangible assets, gross	3,947	3,993
Amortization and impairment	(3,899)	(3,908)
Intangible assets, net	48	85

4.2Property, plant and equipment

In thousands of euros	Dec. 31, 2024	June 30, 2025
Property, plant and equipment, gross	20,198	20,795
Depreciation and impairment	(15,193)	(16,810)
Property, plant and equipment, net	5,005	3,985

As of June 30, 2025, depreciation and impairment increased by €1.6 million mainly due to (i)the depreciation of €1.0 million of the right of use and (ii) an impairment of €0.3 million of the right of use related to Fibroscans.

4.3Deferred tax asset

Inventiva S.A. and Inventiva Inc. are taxed as two separate entities and cannot apply the tax consolidation. For each entity, the deferred tax assets and deferred tax liabilities is offset in the consolidated financial statements. Deferred tax assets are recognized only when an entity has sufficient evidence that it will have a sufficient taxable benefit available to use the unused tax losses in the foreseeable future.

As recovery of these losses in future periods is considered unlikely due to the uncertainty inherent to the Inventiva S.A.’s activity, deferred tax assets were recognized on this basis on June 30, 2025 only for Inventiva Inc.

4.4Investments accounted for using the equity method

On September 26, 2023, the Company exercised an option to buy 30% (1,500,000 ordinary shares) of Hepalys at an aggregate exercise price of ¥300 (equal to €1.90). Following the receipt of the exercise notice, Hepalys’s Board of Directors authorized the transfer of the 1,500,000 ordinary shares from Catalys to the Company on October 11, 2023.

The Company did not participate in Hepalys’ capital increases in 2023 and 2024, which resulted in a dilution of the Company’s ownership down to 15%. (See Note 6 – Investments accounted for using the equity method to the annual consolidated financial statements for the year ended on December 31, 2024)

As of June 30, 2025, the Company holds 15% of Hepalys’ shares.

The Company analyzed its ownership of Hepalys and concluded that, as of June 30, 2025, it has a significant influence but not control or joint control of Hepalys, as concluded as of December 31, 2024.

The investment in Hepalys is accounted for using the equity method of accounting as of June 30, 2025.

The tables below provide the summarized statement of financial position of Hepalys. The disclosed information reflects the amounts presented in the financial statements of Hepalys and not the Company’s share of those amounts. They have been amended to reflect adjustments made by the Company when using the equity method, in this case fair value adjustments. The tables below also provide the reconciliation between the Hepalys statement of financial position and the carrying amount in the Company’s statement of financial position.

(in thousands of euros)	Dec. 31, 2024	June 30, 2025
Intangible assets	16,984	15,071
Total non‑current assets	16,984	15,071
Other current assets	81	136
Cash and cash equivalents	1,785	699
Total current assets	1,866	836
Deferred assets	2	—
Total assets	18,851	15,907

Capital stock	552	532
Capital reserve	21,489	19,374
Capital surplus-others	816	786
Earnings brought forward	(1,073)	(2,987)
Net loss for the period	(3,293)	(2,068)
Treasury Shares	—	—
Shareholders’ equity	18,490	15,637
Total non‑current liabilities	—	—
Trade payables	353	270
Other current liabilities	8	0
Total current liabilities	361	270
Total equity and liabilities	18,851	15,907

Opening net assets	21,122	18,368
Loss for the period (1)	(3,277)	(2,158)
Revaluation of intangible assets	—	—
Other comprehensive income	(920)	(573)
Capital variations	1,566	—
Closing net assets	18,490	15,637

Group’s share in %	15%	15%
(in thousands of euros)
Group’s share	2,707	2,289
Elimination of unrealized profit on downstream sales	(1,604)	(1,491)
Goodwill	37	37
Carrying amount	1,139	835

(1)Refer to Note 5.5 – Share of net profit - equity method

4.5Other non-current assets

(In thousands of euros)	June 30, 2025	Dec. 31, 2024
Advance payments – non-current	1,047	1,047
Other non‑current assets	1,047	1,047

As of June 30, 2025, and December 31, 2024, non-current advances to suppliers amounted to €1.0 million, corresponding to the advance paid under the contract research organization (‘CRO’) contract with Pharmaceutical Research Associates Groupe B.V (‘PRA’) (see Note 6.1 – Commitments related to operational activities).

4.6Trade receivables, tax receivables and other current assets

Trade receivables and others

Trade receivables and others break down as follows (by maturity of issuance date):

(In thousands of euros)	Dec. 31, 2024	June 30, 2025
3 months or less	531	10,764
Between 3 and 6 months	—	—
Between 6 and 12 months	—	—
More than 12 months	—	—
Trade receivables and others	531	10,764

The average payment period is 30 days.

As of June 30, 2025, trade receivables and others increased by €10.2 million, mainly due to the $10 million (€8.5 million3) milestone payment invoiced to CTTQ under the CTTQ License Agreement, following the closing of the T2 Transaction (see Note 1.2 – Significant events in the first half of 2025).

Tax receivables and Other current assets

(in thousands euros)	Dec. 31, 2024	June 30, 2025
CIR and other research tax credits	4,915	1,125
Other	25	38
Tax receivables	4,941	1,163
Prepaid expenses	2,442	2,928
Short-term deposit accounts	—	24,578
Current accrued income	1,574	4,456
Liquidity agreement - Cash	349	437
VAT receivables	5,055	6,306
Other receivables	56	103
Other current assets	9,476	38,808
Other current assets and receivables	14,417	39,971

As of June 30, 2025, tax receivables are mainly composed of the CIR in the amount of €0.6 million corresponding to the 2025 CIR as of June 2025.

As of June 30, 2025, other current assets increased by €29.0 million, primarily due to the short-term deposit accounts subscribed to during the second quarter of the period with Crédit Agricole for €10.0 million and $3.3 million (€2.8 million), and with Société Générale for €10.0 million and $2.0 million (€1.7 million).

Prepaid expenses amounted to €2.9 million in the first half of 2025 and are mainly composed of trial costs related to the NATiV3 Phase III global trial.

Current accrued income increased by €2.9 million, mainly due to the re-invoicing of the costs of the NATiV3 Phase III global trial.

[3] The exchange rate at the closing date was 1.125 dollar for one euro

4.7Cash and cash equivalents balance from the statement of cash flows

(in thousands of euros)	Dec. 31, 2024	June 30, 2025
Other cash equivalents(1)	70,655	107,835
Cash at bank and at hand	25,908	14,241
Cash and cash equivalents (2)	96,564	122,076
Bank overdrafts	—	—
Cash and cash equivalents balance from the statement of cash flows	96,564	122,076
(1)	Other cash equivalents correspond to short-term bank deposits.
(2)	Balances presented in the statement of financial position

4.8Shareholders’ equity

In accordance with the decision of the Annual General Meeting of shareholders, the net loss of €184.2 million for the financial year ending December 31, 2024, has been appropriated to reserves. No appropriation to statutory or other reserves has been made.

Share capital

As of June 30, 2025, the share capital was set at 1,391,512.74 divided into 139,151,274 fully authorized, subscribed and paid-up shares with a nominal value of €0.01.

Share capital variation in the first half of 2025 is set forth in the table below:

			Premiums
(In euros, except number of shares)		Share	related to	Number of	Nominal
Date	Nature of the transactions	capital	share capital	shares	value
Balance as of December 31, 2024		956,623.91	249,159,596.78	95,662,391.00	0.01
April 28, 2025	Structured Financing (T1 warrants issuance)	10,000.00	—	1,000,000.00	0.01
May 7, 2025	Structured Financing (T2 New Shares)	424,888.83	127,595,233.47	42,488,883.00	0.01
Balance as of June 30, 2025		1,391,512.74	376,754,830.25	139,151,274.00	0.01

The increase of the first half of 2025 on the share capital and premiums related to:

●	The issuance of 42,488,883 T2 New Shares in the T2 Transaction, at €1.35 per share i.e., gross proceeds of €57.4 million. Given a nominal value per share of €0.01, the increase in share capital is €0.4 million. At the transaction date, given the share price of €3.19, the fair value of the 42,488,883 T2 New Shares was €135.5 million (€3.19 per share). The transaction costs amounted to €7.5 million.
●	The exercise of 1,000,000 pre-funded warrants issued in connection with the first tranche of the Structured Financing on April 28, 2025, which resulted in the issuance of 1,000,000 new ordinary shares for gross proceeds of €10,000.

Liquidity agreement

On January 19, 2018, the Company entered into a liquidity agreement with Kepler Cheuvreux, replacing the previous liquidity agreement with Oddo BHF. This agreement with Kepler Cheuvreux, as amended in 2019, automatically renews for 12-month periods unless terminated by either party. Under the terms of the agreement, the investment services provider (‘ISP’) is authorized to buy and sell the Company’s treasury shares without interference from the Company to ensure the liquidity of the shares on the Euronext market.

The liquidity agreement with Kepler Cheuvreux was extended for a new period of 18 months from May 22, 2025.

On June 30, 2025, treasury shares acquired by the Company through its ISP, as well as the gains or losses resulting from share purchase, sale, issue and cancellation transactions during the first six months of 2025, were accounted for as a deduction from equity. Consequently, these transactions had no impact on the Company’s results.

BSA and BSPCE plans

BSA and BSPCE plan characteristics

As of June 30, 2025, one BSPCE plan and 8 BSA plans are outstanding (see below).

The BSPCE and BSA plans are described in the note 12.3 “Share warrants plans” of the annual consolidated financial statements for the year ended on December 31, 2024.

No new share warrants plan has been attributed in the first half of 2025.

Movements in BSPCE share warrants and BSA share warrants (in number of shares issuable upon exercise)

		Exercise	Outstanding				Outstanding	Number of
		price	at Jan 1,			Forfeited /	at June 30,	exercisable
Type	Grant Date	(in euros)	2025	Issued	Exercised	Lapsed	2025	shares
BSPCE - Plan 2021	04/16/2021	11.74	430,000	—	—	—	430,000	430,000
TOTAL BSPCE share warrants			430,000	—	—	—	430,000	430,000
BSA - Plan 2017	05/29/2017	6.68	130,000	—	—	—	130,000	130,000
BSA - Plan 2018	12/14/2018	6.07	116,000	—	—	—	116,000	116,000
BSA 2019	06/28/2019	2.20	10,000	—	—	—	10,000	10,000
BSA 2019 bis	03/09/2020	3.68	10,000	—	—	—	10,000	10,000
BSA 2019 ter	03/09/2020	3.68	36,000	—	—	—	36,000	36,000
BSA 2021	04/16/2021	11.74	14,333	—	—	—	14,333	14,333
BSA 2023	05/25/2023	2.51	10,000	—	—	—	10,000	—
BSA 2023 - 2	12/15/2023	3.91	20,000	—	—	—	20,000	—
TOTAL BSA share warrants			346,333	—	—	—	346,333	316,333
Total share warrants			776,333	—	—	—	776,333	746,333

At June 30, 2025, a total of 430,000 BSPCEs (representing, if exercised, 430,000 shares) and 346,333 BSAs (representing, if exercised, 346,333 shares) were outstanding, corresponding to a total of 776,333 shares if exercised, the maximum number of shares to be issued when all related conditions are met.

Free Shares (AGA) plans

AGA plans

As of December 31, 2024, one AGA plan was outstanding: AGA 2023-1.

On December 13, 2024, the Board of Directors decided to grant:

●	800,000 free shares to Frédéric Cren, as Chief Executive Director, under the new AGA 2024-1 plan,
●	800,000 free shares to Pierre Broqua, as Deputy Chief Executive Officer of the Company prior to his resignation effective June 30. 2025, under the new AGA 2024-2 plan,
●	1,577,000 free shares to employees under the new AGA 2024-3 plan,
●	113,000 free shares to employees under the new AGA 2024-4 plan,

The final terms and conditions of the plans have been shared with the beneficiaries in the course of January 2025. The related share-payment expenses were therefore deferred to the year starting January 1, 2025.

As of June 30, 2025, AGA plans are outstanding: AGA 2023-1, AGA 2024-1, AGA 2024-2, AGA 2024-3, and AGA 2024-4.

Movements in AGA (in number of shares issuable upon exercise)

	Decision of issuance		Stock price	Outstanding				Outstanding
	by the Board		at grant date	at Jan 1,			Forfeited /	at June 30,
Type	of Directors	Grant Date	(in euros)	2025	Granted	Vested	Lapsed	2025
AGA 2023-1	05/25/2023	05/25/2023	2.60	525,000	—	—	(262,500)	262,500
AGA 2024-1(Tr1 - Tr2 - Tr3)	12/13/2024	01/06/2025	2.30	—	800,000	—	—	800,000
AGA 2024-2 (Tr1 - Tr2 - Tr3)	12/13/2024	01/06/2025	2.30	—	800,000	—	(541,433)	258,567
AGA 2024-3 (Tr1 - Tr2 - Tr3)	12/13/2024	01/06/2025	2.30	—	1,577,000	—	(17,500)	1,559,500
AGA 2024-4 (Tr1 - Tr2 - Tr3)	12/13/2024	01/17/2025	2.30	—	113,000	—	—	113,000
TOTAL free shares				525,000	3,290,000	—	(821,433)	2,993,567

On June 30, 2025, a total of 2,993,567 AGA were outstanding. During the first six months of 2025, 821,433 AGA were forfeited, mainly due to Mr. Pierre Broqua’s resignation as Deputy Chief Executive Officer with effect as of June 30, 2025 (see Note 1.2 – Significant events in the first half of 2025).

The AGA plan is described in the Note 12.4 – Bonus share award plans to the annual consolidated financial statements for the year ended on December 31, 2024, with exception to the amendment of the AGA 2024-2 plan awarded to Pierre Broqua, Deputy Chief Executive Officer of the Company, decided by the Board of Directors on June 25, 2025. This amendment included removing presence and performance conditions while maintaining the original vesting and lock-up schedule. Share-based compensation expense with respect to this amended AGA plan amounted €0.6 million for the six month of 2025.

For the first six months of 2025, share-based compensation expense with respect to AGA and BSA totaled €2.2 million, which is unchanged from the corresponding period in 2024. These expenses are recognized in personnel costs (see Note 5.2 – Operating expenses). An additional €1.3 million share-based compensation expense with respect to AGA was recorded in Other operating income and expenses, following the removal of the presence and performance conditions agreed as part of the Strategic Pipeline Prioritization Plan (see Note 1.2 – Significant events in the first half of 2025 and Note 5.3 – Other operating income and expenses).

Stock Options (SO)

On December 20, 2024, the Board of Directors decided to grant 12,898,116 stock options to Mark Pruzanski, Chairman of the Board of Directors of the Company, through the new plan “SO 2024-1”.

On December 20, 2024, the Board of Directors decided to grant 301,000 stock options to non-French employees through the new plan “SO 2024-2”.

The final terms and conditions of the plans have been shared with the beneficiaries in the course of January 2025, the related share-payment expenses were therefore deferred to the year starting January 1, 2025.

As of June 30, 2025, two stock options plan were outstanding: SO 2024-1 and SO 2024-2.

	Decision of		Stock price	Outstanding				Outstanding
	issuance by the	Grant	at grant date	at Jan 1,			Forfeited /	at June 30,
Type	Board of Directors	Date	(in euros)	2025	Issued	Exercised	Lapsed	2025
SO 2024-1	12/20/2024	01/23/2025	2.30	—	12,898,116	—	—	12,898,116
SO 2024-2	12/20/2024	01/23/2025	2.30	—	301,000	—	—	301,000
TOTAL Stock options				—	13,199,116	—	—	13,199,116

On June 30, 2025, a total of 13,199,116 Stock options were outstanding.

The stock option unit value is estimated at €1.10 for both SO-2024-1 and SO-2024-2. The implied stock options fair values are estimated at €14.2 million for SO-2024-1 and €0.3 million for SO-2024-2.

For the first six months of 2025, share-based compensation expense with respect to stock options totaled €4.5 million.

4.9Financial debt

(In thousands of euros)	Dec. 31, 2024	June 30, 2025
Bank borrowings	45,197	47,695
Derivatives instruments	97,715	42,251
Accrued interest payable on loans	4,477	5,410
Lease liabilities	4,654	4,027
Royalty certificates liabilities	29,207	33,415
Total debt	181,250	132,798

Movements in the period break down as follows:

(In thousands of euros)
December 31, 2024	181,250
Subscription of lease liabilities	739
Repayment of bank borrowings	(1,791)
Repayment of lease liabilities	(1,317)
Interests on royalty certificates	4,208
Capitalized interest (1)	5,219
Change in fair value of derivatives instruments (2)(3)	102,640
Settlement of derivatives instruments (3)	(158,104)
Exchange rate change	(49)
Subscription of short-term bank borrowings	3
June 30, 2025	132,798

In thousands of euros
January 1, 2024	54,083
Subscription of derivatives instruments(2)	11,809
Subscription of bank borrowings(1)(2)	13,102
Subscription of lease liabilities	345
Issue of royalty certificates	—
Repayment of bank borrowings	(1,177)
Repayment of lease liabilities	(1,173)
Interests on royalty certificates	936
Capitalized interest	3,961
Change in fair value of derivatives instruments(2)	(8,506)
Exchange rate change	24
June 30, 2024	73,404

(1)Net proceeds

(2)EIB’s loan and warrants.

(3)T2 New Shares - T2 BSAs of the Structured Financing

The maturity analysis of financial liabilities based on undiscounted contractual cash flows is in the Note 6.3 – Financial risk management.

French state-guaranteed loan (“PGE”) and equity recovery loans (“PPR”)

In May 2020, the Company entered into three credit agreements pursuant to which it received €10.0 million in the form of state-guaranteed loans (Prêts Garantis par l’Etat, or “PGE”) which are provided by a syndicate of French banks and guaranteed by the French government in the context of the COVID-19 pandemic and were initially set to mature in May 2021. These loans were extended until the third quarter of 2022. The amendments provide for reimbursements to be made over four years, beginning in July 2022 for the loan from Crédit Agricole and in September 2022 for the loans from Bpifrance and Société Générale.

In June 2022, the Company entered into three loan agreements with a syndicate of French banks for a total amount of €5.3 million. One loan agreement was part of a state-guaranteed PGE loan facility with Bpifrance and the other two loan agreements were part of a stimulus economic plan (Prêts Participatifs Relance, or “PPR”) granted by Crédit Agricole Champagne-Bourgogne and Société Générale.

The PGE loan granted by Bpifrance in 2022 is guaranteed up to 90% by the French government with an initial term of twelve months. In May 2023, the Company exercised the option to extend the maturity to align with the 2020 PGE, until May 2026. The two PPR loans are guaranteed predominantly by the French government and feature an eight-year financing period and a four-year repayment period.

The PGE repayments in the first six months of 2025 amounted to €1.8 million.

Credit facility agreement with the European Investment Bank

On May 16, 2022, the Company entered into the finance contract (‘Finance Contract’) with the European Investment Bank (‘EIB’) for a loan up to €50 million, divided into two tranches of €25 million each.

●	On December 8, 2022, the Company received the disbursement of the first tranche (‘Tranche A’). Capitalized interest for Tranche A is 8% and repayment is due in December 2026, four years after its disbursement.
●	On January 18, 2024, the Company received the disbursement of the second tranche (‘Tranche B’).Capitalized interest for Tranche B is 7% and repayment is due in January 2027, three years after its disbursement.

The Finance Contract may, in certain circumstances, be prepaid, in whole or in part, for a prepayment fee, either at the election of the Company or as a result of EIB’s demand following certain prepayment events, including a change of control or change in senior management of the Company.

Subject to certain terms and conditions, upon the occurrence of usual events of default (i.e., including payment default, misrepresentation, cross default), EIB may demand immediate repayment by the Company of all or part of the outstanding loan. As of June 30, 2025, none of the conditions that would result in an immediate demand by EIB for the repayment were met.

Tranche A of €25 million was recognized as financial debt at amortized cost, which takes into account the fair value of the derivative instrument (EIB Tranche A Warrants, as defined below) at inception and the borrowing costs of €0.1 million. The amortized cost of the loan is €22.9 million on December 31, 2024, and is € 25.7 million on June 30, 2025, with an effective interest rate of 21.9%. The fair value of the loan as of June 30, 2025, amount to €25.6 million, with a market rate of 21.8%.

Tranche B of €25 million was recognized as financial debt at amortized cost, which takes into account the fair value of the derivative instrument (EIB Tranche B Warrants) at inception and the borrowing costs of €0.1 million. The amortized cost of the loan is €17.2 million on December 31, 2024, and is €20.0 million on June 30, 2025 with an effective interest rate of 32.7%. The fair value of the loan as of June 30, 2025, amount to €19.9 million, with a market rate of 31.9%.

The capitalized interest for both Tranche A and Tranche B in the period amounted to €5.3 million.

Long-term Derivatives

EIB warrants

On July 1, 2022, in connection with the Finance Contract (see section above “Credit facility agreement with the European Investment Bank”), the Company entered into a warrant agreement with EIB (‘EIB Warrant Agreement’) as a condition to the potential funding of the two tranches of the credit facility. Each warrant issued pursuant to the EIB Warrant Agreement has a subscription price of €0.01 and gives the right to subscribe to one share.

On November 28, 2022, the Company issued 2,266,023 warrants to EIB pursuant to the EIB Warrant Agreement, as a condition to the financing of Tranche A (‘EIB Tranche A Warrants’). The exercise price of the EIB Tranche A Warrants is €4.02 per warrant, if and when they may be exercised. The potential gross proceeds if all EIB Tranche A Warrants were exercised would amount to €9.1 million. The transactions costs for the issuance of the EIB Tranche A Warrants amounted to €56,000.

On January 4, 2024, the Company issued 3,144,654 warrants to EIB as a condition to the financing of Tranche B (‘EIB Tranche B Warrants’). The exercise price of the EIB Tranche B Warrants is €3.95, if and when they may be exercised. The potential gross proceeds if all EIB Tranche B Warrants were exercised would amount to €12.4 million. The transactions costs for the issuance of the EIB Tranche B Warrants amounted to €89,000.

The EIB Warrants have a maturity of twelve years and are exercisable following the earliest to occur of (i) a change of control event, (ii) the maturity date of Tranche A, (iii) an event of default under the Finance Contract, or (iv) a repayment demand by the EIB under the Finance Contract. The EIB Warrants shall automatically be deemed null and void if they are not exercised within the twelve-year period.

On the date of their respective issuances, each EIB Warrant entitled EIB to one ordinary share of the Company in exchange for the exercise price (subject to anti-dilutive provisions). However,

●	the exercise ratio of EIB Tranche A Warrants was adjusted following the capital increases carried out on September 5, 2023, and on December 31, 2023. On December 31, 2024, one EIB Tranche A Warrant entitled its holder to subscribe for 1.20 ordinary shares at an exercise price of €4.02 per warrant. The exercise ratio of EIB Tranche A Warrants should be further adjusted following the issuance of new shares and warrants (T2 BSA and T3 BSA) that took place on May 7, 2025, in connection with the T2 Transaction. The new exercise ratio is still under discussion between the Company and EIB and will be subject to approval by the Company's Board of Directors once an agreement has been reached.
●	the exercise ratio of EIB Tranche B Warrants was adjusted following the capital increases carried out on October 10, 2024, and December 19, 2024. On December 31, 2024, one EIB Tranche B Warrant entitled its holder to subscribe for 2.13 ordinary shares at an exercise price of €3.95 per warrant. The exercise ratio of EIB Tranche B Warrants should be further adjusted following the issuance of new shares and warrants (T2 BSA and T3 BSA) that took place on May 7, 2025, in connection with the T2 Transaction. The new exercise ratio is still under discussion between the Company and EIB and will be subject to approval by the Company's Board of Directors once an agreement has been reached.

EIB is entitled to a put option at its intrinsic value to require the Company to buy back the exercisable EIB Warrants not yet exercised in certain of these occurrences.

The warrants issued to EIB in connection with the Finance Contract do not meet the “fixed for fixed” criteria (non-cash settlement option which may result in exchanging a variable number of shares for a variable price) and are accounted for as standalone derivative instruments. The Company’s put options meet the definition of a derivative that are valued with the EIB Warrants.

The warrant agreement includes a put option: EIB may request the Company to buy back the EIB Warrants in cash. In this context the purchase price will be defined as the difference between the volume-weighted average of the trading price of the ordinary shares over the last 90 trading days and the strike price. The amount is capped, and EIB may exercise the EIB Warrants for which they did not exercise the put option.

At inception, the financial debts are split between i) a debt component accounted for at amortized cost, and ii) a premium corresponding to the initial fair value of attached EIB Warrants (then remeasured at fair value through profit and loss) including a component corresponding to the put options.

Valuation approach

The fair value of the EIB Warrants has been estimated based on a Longstaff Schwartz approach, including the put option and the attached cap.

This approach enables the estimation of the value of American options (that may be exercised during a specific period of time) with complex way of exercise (the warrant holder may exercise the warrants on the market based on the Company’s share price or exercise the put option based on the 90 days average share price of the Company).

The LongStaff Schwartz option valuation model also makes assumptions about complex and subjective variables, such as the value of the Company’s shares, the expected volatility of the share price over the lifetime of the instrument, the present and future behavior of holders of those instruments, and the number of shares per warrants. The approach is based on the value of the underlying equity instrument at the valuation date, the volatility observed on the historical share price of the Company, the contractual lifespan associated equity instruments, and the average number of shares per warrant among the potential values.

The hypothesis and results are detailed in the following tables:

	BSA 2022	BSA 2024
Grant date	11/28/2022	01/04/2024
Expiration date	11/28/2034	01/04/2036
Number of BSA issued	2,266,023	3,144,654
Subscription premium price per share (€)	0.01	0.01
Exercise price per share (€)	4.02	3.95
Valuation method	Longstaff Schwartz	Longstaff Schwartz

	As of November 28, 2022
Warrant A	(Grant Date)	As of December 31, 2024	As of June 30, 2025
Number of BSA outstanding	2,266,023	2,266,023	2,266,023
Number of shares per warrant	1.00	2.70	3.72
Stock price (€)	4.13	2.18	2.62
Maturity (years)	12	9.9	9.4
Volatility	68%	58.3%	55.3%
Cap of the put option (k€)	25.0	25.0	25.0
Risk free rate	Euribor 6M	Euribor 6M	Euribor 6M
Expected dividends	—	—	—
Fair Value (k€)	9,469	11,987	20,899
Unit Fair value (€)	4.18	5.29	9.22

	As of January 4, 2024
Warrant B	(Grant Date)	As of December 31, 2024	As of June 30, 2025
Number of BSA outstanding	3,144,654	3,144,654	3,144,654
Number of shares per warrant	1.00	2.13	2.94
Stock price (€)	4.12	2.18	2.62
Maturity (years)	12	11.0	10.5
Volatility	62%	58.3%	55.3%
Cap of the put option (k€)	25.0	25.0	25.0
Risk free rate	Euribor 6M	Euribor 6M	Euribor 6M
Expected dividends	—	—	—
Fair Value (k€)	11,809	12,328	21,352
Unit Fair value (€)	3.76	3.92	6.79

A 1% change in volatility would impact the fair value of all warrants issued to the EIB by €0.3 million, and consequently net income by the same amount.

A 15% change in number of shares per EIB Tranche A Warrant would impact the fair value of all EIB Warrants by €3.5 million, and consequently net income by the same amount. A 15% change in number of shares per EIB Tranche B Warrant would impact the fair value of all EIB Warrants by €3.4 million, and consequently net income by the same amount.

Short-term Derivatives

T2 New Shares - T2 BSAs

On October 14, 2024, the Company announced that it had secured the Structured Financing, subject to satisfaction of specified conditions to fund the continuation of the Phase III NATiV3 MASH trial and preparation for the potential filing for marketing approval and commercialization of lanifibranor.

As of December 31, 2024, the first tranche of the Structured Financing had been issued in two phases:

●	the issuance of 34,600,507 new ordinary shares (the ‘T1 New Shares’) at a subscription price of €1.35 per T1 New Share, and the issuance of 35,399,481 prefunded warrants to purchase up to 35,399,481 ordinary shares at an exercise price of €0.01 per new ordinary share (the ‘T1 BSAs’) and a subscription price of €1.34 per T1 BSA, for aggregate gross proceeds of €94.1 million (net proceeds €86.6 million). Settlement and delivery of the T1 New Shares and the T1 BSAs took place on October 17, 2024, and
●	the issuance of 7,872,064 new ordinary shares (the ‘T1 bis Shares’) at a subscription price of €1.35 per T1 bis Share, and the issuance of 8,053,847 pre-funded warrants to purchase up to 8,053,847 ordinary shares at an exercise price of €0.01 per new ordinary share (the ‘T1 bis BSAs’) at a subscription price of €1.34 per T1 bis BSA, for aggregate gross proceeds of €21.4 million(net proceeds approximately €20.1 million). This issuance was subject to adoption by shareholders of the appropriate resolutions by the combined general meeting of shareholders of December 11, 2024 (the ‘General Meeting’). Settlement and delivery of the T1 bis Shares and the T1 bis BSAs, took place on December 19, 2024.

As of June 30, 2025, 1,000,000 T1 BSAs have been exercised, resulting in the issuance of 1,000,000 new ordinary shares (see Note 4.8 – Shareholders’ equity). The other ABSAs or PFW-BSAs have not yet been issued.

Subject to the satisfaction of the T2 Conditions Precedent, investors who subscribed to the first tranche of the Structured Financing were required to subscribe to ABSAs and/or PFW-BSAs in the T2 Transaction. If an investor failed to subscribe to the ABSA, the Company could offer its ABSA allotment to other investors in the Structured Financing, who can then choose to increase their investment.

Following the satisfaction of the T2 Conditions Precedent, the Company entered into subscription agreements with each of the investors participating in the Structured Financing for the issuance of the T2 Transaction on May 2, 2025. The T2 Transaction closed on May 7, 2025 with the settlement and delivery of the ABSAs and PFW-BSAs, and resulted in aggregate gross proceeds of €115.6 million (net €108.0 million) for the Company. The Company may receive up to €116.0 million from the potential exercise of the T3 BSAs attached to the T2 New Shares and T2 BSAs, which is subject to the occurrence of the T3 Triggering Event and the decision of the investors to exercise their T3 BSAs in whole or in part. See Note 1.2 – Significant events in the first half of 2025.

From an accounting standpoint under IFRS 9, the commitment to subscribe to the ABSAs and the PFW-BSAs (the T2 New Shares and the T2 BSAs) should be viewed as derivative financial instruments (call options). The fair value of the call options relating to T2 New Shares and T2 BSAs generate a P&L impact of €84.7 million for the six-month period ended June 30, 2025, representing the difference between the fair value of the call options relating to T2 New Shares and T2 BSAs at the transaction date (€158.1 million) and the fair value of the call options relating to T2 New Shares and T2 BSAs (potential exercise at a price below market price) at December 31, 2024 (€73.4 million), please refer to Note 5.4 – Financial income and expenses.

The fair value of the call options relating to T2 New Shares and T2 BSAs at the transaction date (€158.1 million) is settled through equity. The T2 New Shares issuance of the T2 Transaction is described in Note 4.8 Shareholders’ equity.

The gross proceeds of the T2 BSA issuance of the T2 Transaction, which consisted of the issuance of 43,437,036 T2 BSAs at a pre-funded exercise price of €1.34 per T2 BSA, was €58.2 million. At the transaction date, given the share price of €3.19 and a nominal value per share of €0.01, the fair value of the 43,437,036 T2 BSAs was €138.1 million is settled through reserves.

According to the 33rd and 49th resolutions of the general meeting of shareholders held on December 11, 2024, the share capital increase in form of ABSAs and the PFW-BSAs is limited to, respectively:

●	the issuance of a number of T2 New Shares corresponding to €57,359,992, divided by the subscription price (‘P2’) consisting of the lower of (i) €1.35 and (ii) the volume-weighted average of the price of the ordinary shares on Euronext Paris during the five trading sessions preceding pricing of the ABSAs (‘5D-VWAP’).
●	The issuance of a number of T2 BSAs corresponding to €58,639,998.60, divided by P2 consisting of the lowest between €1.35 and the 5D-VWAP before the issuance date, at a subscription price P2 less €0.01.

At the issuance date, the 5D-VWAP was greater than €1.35 and the T2 New Shares were subscribed below market price. T2 New Shares were worth more than proceeds as they embedded a call option value with a €1.35 strike price. Had the 5D-VWAP been lower than €1.35, T2 New Shares would have been subscribed at market price at the issuance date, consequently the fair value of the instrument would have been in line with the proceeds (no call option value). On this basis, before the issuance, the investor’s undertaking to subscribe for the T2 New Shares could be assimilated to European call options with the following features:

●	Exercise date corresponding to the issuance date: between March 31, 2025 and May 31, 2025
●	Strike price: €1.35
●	Conversion ratio: 1:1

On May 2, 2025, the Company entered into subscription agreements with each of the investors participating in the Structured Financing for the issuance of the T2 Transaction (issue on May 7, 2025 - See Note 1.2 – Significant events in the first half of 2025), which consists of:

●	a share capital increase without preferential subscription rights reserved to named investors (“à personne dénommée”), consisting of the issuance of:
o	42,488,883 T2 New Shares, each with one T3 BSA attached at a subscription price of €1.35 per ABSA; and
o	up to 38,239,990 new shares at an exercise price of €1.50 per share, if all the T3 BSAs attached to the T2 New Shares are exercised.
●	the issuance of 43,437,036 T2 BSAs to subscribe initially to one ordinary share of the Company reserved to named investors (“à personne dénommée”), each with one T3 BSA attached (together the ‘PFW-BSAs’), at a subscription price of €1.34 per PFW-BSAs. The PFW-BSA allows the issuance of:
o	up to 43,437,036 new shares, at an exercise price of €1.35 per share (of which €1.34 have been prefunded on the issue date), if all the T2 BSAs are exercised; and
o	up to 39,093,329 new shares, at an exercise price of €1.50 per share, if all the T3 BSAs attached to the T2 BSAs are exercised.

Valuation approach

The fair value of the T2 New Shares and T2 BSAs call options has been estimated based on a Black & Scholes approach. This approach enables the estimation of the value of European options that may be exercised at maturity. The economics and terms of the two instruments have been analyzed as being similar to a call option.

The Black & Scholes approach is also based on the value of the underlying equity instrument at the valuation date, the volatility observed on the historical share price of the Company, and the contractual lifespan of associated equity instruments.

The hypothesis and results are detailed in the following tables:

	As of May 7, 2025
	T2 New shares	T2 BSAs	Aggregate amount
Number of instruments (in millions of units)	42.5	43.4
Number of shares per instruments	1.0	1.0
Stock price (€)	3.19	3.19
Risk free rate	Euribor 1M	Euribor 1M
Fair Value (in millions of euros)	135.5	138.1	273.7
Unit fair value	3.19	3.18
Subscription price per instrument (€)	1.35	1.34
Gross proceeds (in millions of euros)	57.4	58.2	115.6
Settlement of derivatives (in millions of euros)	78.2	79.9	158.1

	As of December 31, 2024
	T2 New shares	T2 BSAs
Number of instruments (in millions of units)	42.5	43.4
Number of shares per instruments	1.00	1.00
Stock price (€)	2.18	2.18
Maturity (months)	3.0	3.0
Volatility	58.3%	58.3%
Risk free rate	Euribor 3M	Euribor 3M
Expected dividends	—	—
Fair Value (in thousands of euros)	36.100	37.300
Unit fair value	0.85	0.86

	As of December 11, 2024
	(Issuance date)
	T2 New shares	T2 BSAs
Number of instruments (in millions of units)	42.5	43.4
Number of shares per instruments	1.00	1.00
Stock price (€)	2.37	2.37
Maturity (months)	3.5	3.5
Volatility	59.3%	59.3%
Risk free rate	Euribor 3M	Euribor 3M
Expected dividends	—	—
Fair Value (in thousands of euros)	44.000	45.400
Unit fair value	1.04	1.05

Lease liabilities

Lease liabilities amount to €4.0 million as of June 30, 2025, and decreased by €0.6 million compared to December 31, 2024, due to new debts of €0.7 million due to additional Fibroscans leased and repayments of €1.3 million during the first six months of 2025. The lease liabilities are recognized each time a new Fibroscans is leased, for a period of three or four years regarding the needed use. Lease liabilities are calculated using specific discount rates, in connection with the geographic area, the maturity of the debt, and the commencement date, according to the method described in Note 3.2 – Lease contracts of the consolidated financial statements as of December 31, 2024. The rates for contracts in progress as of June 30, 2025 range from 1.89% to 5.18%.

Royalty Certificates liabilities

On August 31, 2023, the Company announced the issuance of royalty certificates (the ‘2023 Royalty Certificates’) for an aggregate amount of €5.1 million.

The 2023 Royalty Certificates are accounted at the inception at the fair value (€5.1 million on August 31, 2023), and then at the amortized cost (€9.2 million on June 30, 2025, vs. €8.1 million on December 31, 2024) with an effective interest rate of 31.9%.

On July 18, 2024, the Company announced the issuance of royalty certificates (the ‘2024 Royalty Certificates’) for an aggregate gross amount of €20.1 million.

The 2024 Royalty Certificates are accounted at the inception at the fair value (net of issuance costs of €0.5 million i.e., €19.7 million on July 18, 2024), and then at the amortized cost (€24.2 million on June 30, 2025, vs. €21.2 million on December 31, 2024) with an effective interest rate of 30.5%.

Fair value as of June 30, 2025

On June 30, 2025, the fair value of the 2023 Royalty Certificates, calculated using discounted cash flow approach, amounts to €26.9 million compared to €16.6 million on December 31, 2024, and the fair value of the 2024 Royalty Certificates, calculated using discounted cash flow approach, amounts to €84.8 million compared to €46.7 million on December 31, 2024.

The fair value corresponds to the net present value of royalties, which depend on assumptions made by the Company with regard to the probability of success of its studies, the markets sales of lanifibranor and the discount rate 14.0%. The discount rate has been estimated based on a reconciliation between the Company’s business plan and the Company’s market capitalization as of June 30, 2025.

4.10Provisions

			Reversals	Reversals
in thousands of euros	January 1, 2025	Additions	used	unused	June 30, 2025
Short-term provisions	—	3,051	—	—	3,051
Total Provisions	—	3,051	—	—	3,051

In February 2025, the Company announced the Strategic Pipeline Prioritization Plan to focus exclusively on the development of lanifibranor (see Note 1.2 – Significant events in the first half of 2025). In connection with the Strategic Pipeline Prioritization Plan, the Company recorded restructuring and restructuring-related provisions of €3.1 million on June 30, 2025, through Other operating income and expenses (see Note 5.3 – Other operating income and expenses). The provisions primarily consist of severance and other employee costs, as well as consulting fees associated with the Company’s restructuring activities.

The Company estimates the associated cash outflows for restructuring costs are less than one year.

4.11Provisions for retirement benefit obligations

Retirement benefit obligations are determined based on the rights set forth in the national collective bargaining agreement for the French pharmaceutical industry (IDCC 176/Brochure 3104) and in accordance with IAS 19 – Employee Benefits. These rights depend on the employee’s final salary and seniority within the Company at his/her retirement date.

Net provision

The provision recorded in respect of defined benefit schemes at the end of each reporting period is shown in the table below:

In thousands of euros	Dec. 31, 2024	June 30, 2025
Retirement benefit obligations	1,762	891
Total obligation	1,762	891

Given the absence of plan assets at June 30, 2025 and December 31, 2024, the total amount of the provision corresponds to the estimated obligation at those dates.

Changes in the net provision

Changes in the provision recorded in respect of defined benefit schemes break down as follows:

In thousands of euros	June 30, 2024	June 30, 2025
Provision at beginning of period	(1,559)	(1,762)
Expense for the period	(70)	778
Actuarial gains or losses recognized in other comprehensive income	74	93
Provision at end of period	(1,555)	(891)

Breakdown of expense recognized for the period

In thousands of euros	June 30, 2024	June 30, 2025
Service cost for the period	(104)	(106)
Interest cost for the period	(25)	(30)
Past service cost	—	747
Benefits for the period	59	167
Total	(70)	778

Past service costs for the year included a positive one-off impact of €0.7 million resulting from the reduction in retirement benefit obligations, in connection with the Strategic Pipeline Prioritization Plan.

4.12Other current and non-current liabilities

Other non-current liabilities

At June 30, 2025, other non-current liabilities amount to €1.1 million (compared to €1.0 million at December 31, 2024), This is mainly an advance payment received from CTTQ related to the re-invoicing of the costs of the NATiV3 Phase III global trial.

Other current liabilities

(in thousands of euros)	Dec. 31, 2024	June 30, 2025
Employee-related payables	2,604	1,684
Accrued payroll and other employee-related taxes	1,741	3,282
VAT payables	3,798	5,017
Other accrued taxes and employee-related expenses	126	576
Other miscellaneous payables	331	4,611
Other current liabilities	8,600	15,170

No discount has been performed on other current liabilities as their maturity is less than 1 year from the end of the period.

Accrued payroll and other employee-related taxes mainly relate to payables to social security and employee-benefit organizations such as URSSAF, KLESIA, and APGIS, for the first six months of 2025.

Other accrued taxes and employee-related expenses concern provisions for payroll taxes, such as professional training charges, apprenticeship tax, the employer’s contribution to construction investment in France and the payroll tax.

As of June 30, 2025, other miscellaneous payables mainly included three credit notes to be issued by the Company in favor of CTTQ, following the satisfaction of the condition precedent upon the closing to the T2 Transaction, for a total amount of $5 million, equivalent to €4.3 million as of June 30, 2025. (the first credit note was issued in July 2025, for an amount of $2 million, the second Credit note is required to be issued on January 1, 2026, and will amount to $1.5 million, and the third credit note is required to be issued on June 1, 2026 and will amount to $1.5 million) (see Note 1.2 Significant events in the first half of 2025).

4.13Trade payables and short-term contract liabilities

(In thousands of euros)	Dec. 31, 2024	June 30, 2025
Trade payables	32,862	34,703
Trade payables and other current liabilities	32,863	34,703

No calculations have been made to discount trade payables to present value as payment is due within one year at the end of the reporting period.

Trade payables

Trade payables break down as follows:

In thousands of euros	Dec. 31, 2024	June 30, 2025
Due in 30 days	30,938	31,477
Due in 30-60 days	1,925	3,226
Due in more than 60 days	—	—
Trade payable	32,862	34,703

As of June 30, 2025, trade payables are composed of accrued liabilities for €18.9 million of which €17.1 million relate to scientific projects.

As of June 30, 2025, trade payables increased by €1.8 million compared to December 31, 2024. The variation in trade payables is mainly related to the increase in research and development expenses in connection with the NATiV3 Phase III trial evaluating lanifibranor in MASH.

4.14Financial assets and liabilities

The table below presents the carrying amount of financial assets and liabilities by IFRS 9 accounting category:

	June 30, 2025
		Financial
	Book value	assets/liabilities	Financial
	on the	carried at	assets	Liabilities
	statement	fair value	carried at	carried at
	of financial	through	amortized	amortized
Financial assets	position	profit or loss	cost	cost	Fair value
Current accrued income (1)	4,456	—	4,456	—	4,456
Short-term deposit accounts (1)	24,578	—	24,578	—	24,578
Trade receivables (1)	10,764	—	10,764	—	10,764
Other receivables (1)	541	—	541	—	541
Cash and cash equivalents (2)	122,076	—	122,076	—	122,076
Total	162,415	—	162,415	—	162,415

Financial liabilities
Long-term debt (3)(4)	51,599	—	—	51,599	51,438
Derivative instruments (5)	42,251	42,251	—	—	42,251
Royalty certificates liabilities(3)	33,415	—	—	33,415	111,686
Short-term debt(1)	5,533	—	—	5,533	5,533
Trade payables(1)	34,703	—	—	34,703	34,703
Other miscellaneous payables(1)	4,611	—	—	4,611	4,611
Total	172,112	42,251	—	129,861	250,222
(1)	The carrying amount of short-term financial assets and liabilities at amortized cost is considered a reasonable estimate of fair value, in accordance with IFRS 7.29.
(2)	The carrying amount of cash and cash equivalents is based on level 1 valuation and corresponds to the fair value of the assets.
(3)	The fair value of royalty certificates and EIB financial debt, accounted for at amortized cost, is determined using level 3 valuation based on unobservable inputs, as described in Note 4.9 – Financial debt
(4)	The classification of other bank borrowings within the IFRS 13 fair value hierarchy corresponds to a level 2 valuation.
(5)	The fair value of derivative instruments is determined using level 3 valuation based on unobservable inputs, as described in Note 4.9 – Financial debt.

	Dec. 31, 2024
		Financial
	Book Value	assets/liabilities	Financial
	on the	carried at	assets	Liabilities
	statement	fair value	carried at	carried at
	of financial	through	amortized	amortized
Financial assets	position	profit or loss	cost	cost	Fair value
Advance payment	1,047	—	1,047	—	1,047
Current accrued income	1,574	—	1,574	—	1,574
Trade receivables	531	—	531	—	531
Other receivables	405	—	405	—	405
Cash and cash equivalents	96,564	—	96,564	—	96,564
Total	100,120	—	100,120	—	100,120

Financial liabilities
Long-term debt (1)	48,460	—	—	48,460	48,202
Derivative instruments	97,715	97,715	—	—	97,715
Royalty certificates liabilities	29,207	—	—	29,207	63,293
Short-term debt	5,868	—	—	5,868	5,868
Trade payables	32,862	—	—	32,862	32,862
Other miscellaneous payables	331	—	—	331	331
Total	214,444	97,715	—	116,729	248,272
(1)	See Note 4.9 – Financial debt.

The fair value for financial assets and financial liabilities measured at amortized costs is not provided if the carrying amount is a reasonable approximation of the fair value.